Exhibit 99.2

ITGR: JPM Conference / January 10, 2024 / Page 1 42 nd Annual JP Morgan Healthcare Conference January 10, 2024

Presentation of Financial Information & Forward-Looking Statements

Important Information

This presentation contains summarized information concerning Integer Holdings Corporation (the "Company") and its business, operations, financial performance and trends. The historical financial and operating data contained herein reflect the consolidated results of the Company for the periods indicated. No representation is made that the information in this presentation is complete. For additional financial and business-related information, as well as information regarding business and product line trends, see the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the "SEC"), as well other reports filed with the SEC from time-to-time. Such reports are or will be available in the investor relations section of our corporate website (investor.integer.net) and the SEC's website (www.sec.gov).

Non-GAAP Financial Measures. This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP") as well as other financial measures referred to as non-GAAP. These non-GAAP financial measures are not calculated in accordance with GAAP and are not meant to be considered in isolation from or as a substitute for the information prepared in accordance with GAAP.

Forward Looking Statements. Some of the statements contained in this presentation whether written or oral may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to future sales, expenses, and profitability; future development and expected growth of our business and industry; our ability to execute our business model and our business strategy, including completion and integration of current or future acquisition targets; having available sufficient cash and borrowing capacity to meet working capital, debt service and capital expenditure requirements for the next twelve months; projected capital spending; and other events, conditions or developments that will or may occur in the future. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "projects," "sustain," or "continue" or variations or the negative of these terms or other comparable terminology. These statements are based on the Company's current expectations and speak only as of date of this presentation. The Company's actual results could differ materially from those stated or implied by such forward-looking statements. Except as required by law, the Company assumes no obligation to update forward-looking information, including information in this presentation, to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects or otherwise.

ITGR: JPM Conference / January 10, 2024 / Page 2

ITGR: JPM Conference / January 10, 2024 / Page 3 Integer is one of the largest medical device outsource manufacturers in the world 17 mfg. sites & 9 R&D centers worldwide 500+ R&D Associates ~ 7 0% of sales under LTA ~ 700 patents 11,000 + associates Our vision is to enhance the lives of patients worldwide by being our customers’ partner of choice for innovative technologies and services Integer Snapshot ~$1.6 Billion Medical Sales (97%) % Sales by End Markets (1) Non - Medical (3%) Portable Medical & AS&O 5 2% 39 % Cardio & CRM & Vascular Neuromod 6% 3% Electrochem (1) End market sales based on 202 3 sales 2023 Sales Outlook at Midpoint Differentiated Global Footprint

Integer Investment Thesis

Integer®

Portfolio Strategy

Product Lines
Cardio & Vascular
Cardiac Rhythm Management
Neuromodulation
Electrochem
Portable Medical

How We Win In The Markets We Serve

Operational Strategy



CUSTOMERS
Sales Force Excellence
Market Focused Innovation
COSTS
Manufacturing Excellence
Business Process Excellence
CULTURE
Leadership Capability
Performance Excellence

How We Achieve Excellence In Everything We Do

Integer Values



Customer
Innovation
Collaboration
Inclusion
Candor
Integrity
Integer®

How We Engage With Each Other

Strategy Financial Objectives

1. Sales growth 200 basis points above market
2. Operating profit 2x sales growth rate
3. Debt leverage 2.5x – 3.5x

Resilient Business Model

- ✓ Sustainable mid-single-digit growth industry
- ✓ Breadth of product portfolio
- ✓ Proprietary technology, long development cycle, high switching costs & regulatory

Compelling Strategy for Growth

- ✓ ~70% sales under multi-year agreements
- ✓ Favorable outsourcing trends
- ✓ World-class research & development capabilities

Performance Culture

- ✓ Leadership capability:
  - Selection, development, evaluation, succession
- ✓ Performance excellence:
  - Engagement, assessment, organization effectiveness
- ✓ Diversity & Inclusion

Financial Strength

- ✓ Track record of delivering sustainable profitable growth
- ✓ Strong cash generation
- ✓ Disciplined capital allocation



ITGR: JPM Conference / January 10, 2024 / Page 4

Integer's Strategy Journey



2017
2018
2019
2020
2021
2022
2023
Portfolio Strategy
Product Lines
Cardio & Vascular
Cardiac Rhythm Management
Neuromodulation
Electrochem
Portable Medical
Strategy Developed
Divested AS&O
Portfolio Strategy Launched
Initiated Partial Portable Medical Exit
Portfolio Strategy
Product Line Strategies
Growth Teams Formed
Product Line Strategies Launched
Capability & Capacity Expansion →
Galway
Dominican Republic
New Ross
Acquisitions:
US BioDesign
Inomec
oscor
ARAN BIOMEDICAL
InNeuroCo
pulse
Operational Strategy
Manufacturing Excellence Launched
Margin Expansion
COVID Impact and Macro Challenges
Margin Expansion
Additional Operational Strategies Launched

Executing strategy to deliver sustained outperformance

ITGR: JPM Conference / January 10, 2024 / Page 5

New Revenue Generation Cycle Times

Integer®

Time to Manufacturing Ramp

Existing Product Transfers			Time to Manufacturing Ramp
Process Dev 1 – 2 years	Reg 0 – 6 months	Begin Manufacturing Ramp	1 – 2+ Years

New 510k Products (Class II) Developed w/ Customers				Time to Manufacturing Ramp
Product Development 2 – 3 years	Clinical / Regulatory 0.5 – 1 year	Market Intro. ~1 year	Begin Manufacturing Ramp	3 – 5+ Years

New PMA Products (Class III) Developed w/ Customers				Time to Manufacturing Ramp
Product Development 3 – 5 years	Clinical / Regulatory 1 – 3 years	Market Intro. ~1 year	Begin Manufacturing Ramp	5 – 9+ Years

Integer Revenue Profile Across Cycle



Development → Clinical → Manufacturing Ramp

Integer is uniquely positioned to serve customers and generate revenue across the entire development cycle

ITGR: JPM Conference / January 10, 2024 / Page 6

ITGR: JPM Conference / January 10, 2024 / Page 7 C&V Targeted Market Strategy to Drive Sustained Growth Technology Maturity Low High Interventional Cardiology Renal Denervation Pulsed Field Ablation Structural Heart Electro - physiology Neurovascular Peripheral Vascular Integer Investment Focus Growth Curve Heart Pumps Structural Heart $11.6 billion 2024 Market, 14% ’24 – ’28E CAGR Transcatheter Delivery Systems & Implants Electrophysiology $ 8.0 billion 2024 Market, 7% ’24 – ’28E CAGR Ablation Catheters Advanced Diagnostics Neurovascular $ 3.7 billion 2024 Market, 8% ’24 – ‘28E CAGR Aspiration Catheters Thrombectomy Devices Target Growth Markets

CRM&N Targeted Market Strategy to Drive Sustained Growth



Integer Investment Focus
Growth Curve
Dual-Chamber Leadless CRM
Pain Mgmt. (Emerging)
Single-Chamber Leadless CRM
Sleep Apnea
Ventricular Assist
Parkinson's
Incontinence
Cardiac Monitoring
Epilepsy
Cochlear
Pain Mgmt. (SCS)
Traditional Pacing
Neuromodulation
CRM
Low
Technology Maturity
High

Target Growth Markets

Leadless Pacemaker & ICM
$1.6 billion 2022 Market
13% '24 – '28E CAGR



Leadless Pacemakers



Implantable Cardiac Monitors

Neuromodulation
$7.9 billion 2022 Market
9% '24 – '28E CAGR



Implantable Pulse Generators



Implantable Leads

ITGR: JPM Conference / January 10, 2024 / Page 8

ITGR: JPM Conference / January 10, 2024 / Page 9 Growth Starts with Product Development 3 – 5+ Years Strategy delivering mix shift to high - growth markets Product development sales +230% since strategy launch Emerging / Growth Mature 2017 202 3 2021 Development Sales Strategy focused on being designed into our customers’ products in high growth markets 2017 2021 2023 ~20% ~20% ~ 8 0% ~2 8% ~ 5 0% ~ 5 0%

ITGR: JPM Conference / January 10, 2024 / Page 10 Capacity & Capability to Continue Acquisition Strategy $250 - $300 million of annual acquisition capacity … maintaining 2.5x - 3.5x leverage Annual Acquisition Capacity $250 - $300 Organic growth and acquired EBITDA Annual Free Cash Flow Funding Sources Acquisition Criteria + ($ in millions) Differentiated Capabilities Growth Market Focus High Medical Concentration Accretive Margin Profile Revenue Growth Scalable Team & Infrastructure

Executing Targeted Inorganic Growth Strategy

Integer

Four Acquisitions in last 25 Months

pulse TECHNOLOGIES
Jan 2024

- Leadless pacing
- Neuromodulation
- Heart pumps
- Electrophysiology
- Structural heart
- Peripheral vascular



InNeuroCo
Oct 2023

- Aspiration catheters
- Thrombectomy delivery catheters
- Steerable microcatheters
- Balloon guide catheters
- Radial access catheters



ARAN BIOMEDICAL
Apr 2022

- Structural heart
- Neurovascular
- Peripheral vascular
- Endovascular



oscor
Dec 2021

- Electrophysiology
- Neuromodulation
- Peripheral vascular
- Structural heart



Generating ~$170 million of annualized sales with accretive margins

ITGR: JPM Conference / January 10, 2024 / Page 11

Pulse Technologies, a Leader in Precision Micro Machining

Transaction Profile	• Stock purchase closed on January 5, 2024 • ~250 associates located in Quakertown, Pennsylvania • Estimated 2023 sales of ~$42 million and 2023 adjusted EBITDA(1) of ~$11 million
Strategic Fit	• Brings differentiated complex machining and manufacturing capabilities as well as proprietary technologies • Revenue concentrated in high growth structural heart, heart pump, electrophysiology, leadless pacing, and neuromodulation products • Long standing relationships with the leading MedTech OEMs as well as emerging innovators
Financials	• ~$140 million purchase price plus additional consideration contingent on achieving specific revenue growth through 2025, offset by ~$15 million NPV cash tax benefit • Anticipate staying within 2.5x – 3.5x leverage target • Expect accretive sales growth and adjusted EBITDA margin pulse







(1) Adjusted EBITDA is a non-GAAP financial measure; refer to "Non-GAAP Financial Measures" on Page 17 of this presentation

ITGR: JPM Conference / January 10, 2024 / Page 12

Pulse Technologies Brings Differentiated Expertise and Capabilities

Integer

Areas of Focus

CRM & Neuromodulation:

- ✓ Leadless pacing
- ✓ Ventricular assist
- ✓ Deep brain stimulation
- ✓ Pain management
- ✓ Traditional pacing


Integer Investment Focus
Dual-Chamber Leadless CRM
Pain Mgmt. (Emerging)
Single-Chamber Leadless CRM
Sleep Apnea
Ventricular Assist
Parkinson's
Incontinence
Cardiac Monitoring
Epilepsy
Cochlear
Pain Mgmt. (SCS)
Traditional Pacing
Neuromodulation
CRM

Cardio & Vascular:

- ✓ Heart pumps
- ✓ Electrophysiology (incl. PFA)
- ✓ Structural heart
- ✓ Peripheral vascular
- ✓ Interventional cardiology


Integer Investment Focus
Renal Denervation
Pulsed Field Ablation
Heart Pumps
Structural Heart
Neurovascular
Electro-physiology
Peripheral Vascular
Interventional Cardiology

ITGR: JPM Conference / January 10, 2024 / Page 13

ITGR: JPM Conference / January 10, 2024 / Page 14 Executing Organic and Inorganic Sales Growth Strategy … … to deliver high single digit / low double - digit sales growth 2016 2019 13% 15% 2022 2023 Future Integer Sales Growth at Market Rate Sustained Above Market Growth

Integer Investment Thesis

Integer®

Portfolio Strategy

Product Lines
Cardio & Vascular
Cardiac Rhythm Management
Neuromodulation
Electrochem
Portable Medical

How We Win In The Markets We Serve

Operational Strategy



CUSTOMERS
Sales Force Excellence
Market Focused Innovation
COSTS
Manufacturing Excellence
Business Process Excellence
CULTURE
Leadership Capability
Performance Excellence

How We Achieve Excellence In Everything We Do

Integer Values



Customer
Innovation
Collaboration
Inclusion
Candor
Integrity
Integer®

How We Engage With Each Other

Strategy Financial Objectives

1. Sales growth 200 basis points above market
2. Operating profit 2x sales growth rate
3. Debt leverage 2.5x – 3.5x

Resilient Business Model

- ✓ Sustainable mid-single-digit growth industry
- ✓ Breadth of product portfolio
- ✓ Proprietary technology, long development cycle, high switching costs & regulatory

Compelling Strategy for Growth

- ✓ ~70% sales under multi-year agreements
- ✓ Favorable outsourcing trends
- ✓ World-class research & development capabilities

Performance Culture

- ✓ Leadership capability:
  - Selection, development, evaluation, succession
- ✓ Performance excellence:
  - Engagement, assessment, organization effectiveness
- ✓ Diversity & Inclusion

Financial Strength

- ✓ Track record of delivering sustainable profitable growth
- ✓ Strong cash generation
- ✓ Disciplined capital allocation



ITGR: JPM Conference / January 10, 2024 / Page 15

ITGR: JPM Conference / January 10, 2024 / Page 16 Questions?

ITGR: JPM Conference / January 10, 2024 / Page 17 Non - GAAP Financial Measures This presentation may contain the non - GAAP financial measures defined in the table below. A GAAP reconciliation of Adjusted EBIT DA to anticipated net income has not been included because Pulse Technologies has not yet completed its financial closing procedures for the three months and fis cal year ended December 31, 2023 and such reconciliation could not be produced without unreasonable effort. Non - GAAP Financial Measure Definitions for Pulse Technologies: Adjusted EBITDA is defined as net income adjusted for the following items: interest expense, depreciation and amortization ex pen se, as well as items affecting comparability, including adjustments to eliminate expenses associated with executive compensation costs and above m ark et lease expense, and add certain expenses to align with Integer’s accounting policies. Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”)